UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)	August 8, 2024

Accelerate Diagnostics, Inc.

(Exact name of registrant as specified in its charter)

Delaware

(State or other jurisdiction of incorporation)

001-31822	84-1072256
(Commission File Number)	(IRS Employer Identification No.)

3950 South Country Club Road, Suite 470, Tucson, Arizona	85714
(Address of principal executive offices)	(Zip Code)

(520) 365-3100

(Registrant’s telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol	Name of each exchange on which registered
Common Stock, $0.001 par value per share	AXDX	The Nasdaq Stock Market LLC (The Nasdaq Capital Market)

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01 Entry into a Material Definitive Agreement.

Note Purchase Agreement

On August 8, 2024, Accelerate Diagnostics, Inc. (the “Company”) entered into a Note Purchase Agreement (the “Note Purchase Agreement”), dated August 8, 2024, with certain investors named therein. Pursuant to the Note Purchase Agreement, the certain investors purchased $15 million in aggregate principal amount of the Company’s 16.00% Super-Priority Senior Secured PIK Notes due 2025 (the “Notes”) from the Company. The sale of the Notes pursuant to the Note Purchase Agreement is exempt from registration under the Securities Act of 1933, as amended (the “Securities Act”), pursuant to Section 4(a)(2) of the Securities Act.

A copy of the Note Purchase Agreement is filed with this Current Report on Form 8-K as Exhibit 10.1 and is incorporated herein by reference, and the foregoing description of the Note Purchase Agreement is qualified in its entirety by reference thereto.

Indenture

The Notes were issued under an indenture (the “Indenture”), dated as of August 8, 2024, by and between the Company and U.S. Bank Trust Company, National Association, as trustee (in such capacity, the “Trustee”) and collateral agent (in such capacity, the “Collateral Agent”). The Indenture provides that the Notes will be secured by a super-priority security interest in the same collateral that secures the Company’s outstanding 5.00% senior secured convertible notes due 2026 (the “Convertible Notes”).

The Notes will mature on December 31, 2025, and will bear interest at a rate of 16.00% per annum, payable in kind. Interest on the Notes will be payable by the Company quarterly in arrears on the last business day of each March, June, September and December, beginning on September 30, 2024.

The Indenture contains customary events of default, including, but not limited to, non-payment of principal or interest, breach of certain covenants in the Indenture, defaults under or failure to pay certain other indebtedness and certain events of bankruptcy, insolvency, and reorganization. If an event of default (other than certain events of bankruptcy, insolvency or reorganization involving the Company) occurs and is continuing, the Trustee, by notice to the Company, or the holders of the Notes representing at least a majority in aggregate principal amount of the outstanding Notes, by notice to the Company and the Trustee, may declare 100% of the principal of, the premium (including the Exit Premium (as defined below)), and all accrued and unpaid interest on, all of the then outstanding Notes to be due and payable immediately. Upon the occurrence of certain events of bankruptcy, insolvency or reorganization involving the Company, 100% of the principal of, the premium (including the Exit Premium), and all accrued and unpaid interest on, all of the then outstanding Notes will automatically become immediately due and payable. Upon the occurrence of a change of control, the Company will be required to make an offer to repurchase all or any portion of the outstanding Notes at a price in cash equal to 100% of the aggregate principal amount of the Notes repurchased, plus the premium (including the Exit Premium), and all accrued and unpaid interest to, but excluding, the date or repurchase. Upon the occurrence of any repayment (including in connection with a change of control or an asset sale) or redemption or acceleration upon any event of default, the Company is required to pay the investors a fee equal to a certain percentage of the aggregate principal amount of the Notes then outstanding plus accrued and unpaid interest thereon, which fee shall be equal to 30.00% if any such event occurs on or prior to June 30, 2025 and equal to 42.50% if any such event occurs on July 1, 2025 and thereafter (the “Exit Premium”).

The Indenture also contains various affirmative, negative and financial covenants that, among other things, may restrict the ability of the Company and its subsidiaries to incur additional indebtedness, create certain liens, merge or consolidate with another entity, pay dividends or repurchase stock, and sell all or substantially all of their assets.

Copies of the Indenture and Form of Note are filed with this Current Report on Form 8-K as Exhibits 4.1 and 4.2, respectively, and are incorporated herein by reference, and the foregoing descriptions of the Indenture and Form of Note are qualified in their entirety by reference thereto.

Intercreditor Agreement

The Company entered into an intercreditor agreement (the “Intercreditor Agreement”) with the Collateral Agent and with the collateral agent for the Company’s Convertible Notes, pursuant to which the collateral agent for the Convertible Notes subordinated the security interest of the Convertible Notes to the security interest of the Notes.

A copy of the Intercreditor Agreement is filed with this Current Report on Form 8-K as Exhibit 10.2 and is incorporated herein by reference, and the foregoing description of the Intercreditor Agreement is qualified in its entirety by reference thereto.

Security Agreement and IP Security Agreements

The Company entered into a Security Agreement (the “Security Agreement”) with the Collateral Agent. Pursuant to the Security Agreement, the Company granted the Collateral Agent a security interest in certain of its assets, including but not limited to certain accounts, equipment, fixtures and intellectual property, in order to secure the payment and performance of all of the Obligations, as defined in the Indenture.

In connection with the Security Agreement, the Company and Collateral Agent also entered into a Patent Security Agreement (the “Patent Security Agreement”) and a Trademark Security Agreement (the “Trademark Security Agreement and, together with the Patent Security Agreement, the “IP Security Agreements”). Pursuant to the IP Security Agreements, the Company granted the Collateral Agent a security interest in the Patent Collateral and Trademark Collateral, as defined therein.

Copies of the form of Security Agreement, form of Patent Security Agreement and form of Trademark Security Agreement are filed with this Current Report on Form 8-K as Exhibit 10.3, 10.4 and 10.5, respectively, and are incorporated herein by reference, and the foregoing descriptions of the Security Agreement, Patent Security Agreement and Trademark Security Agreement are qualified in their entirety by reference thereto.

Item 2.03. Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant

The information contained in Item 1.01 of this Current Report on Form 8-K regarding the Company’s direct financial obligations under the Notes is incorporated by reference herein to the extent required.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits.

Exhibit Number	Description
4.1	Indenture, dated August 8, 2024, between the Company and U.S. Bank Trust Company, National Association.
4.2	Form of Note (included as Exhibit 1 to Exhibit 4.1).
10.1*	Note Purchase Agreement, date August 8, 2024, between the Company and certain investors named therein.
10.2	Form of Intercreditor Agreement, dated August 8, 2024, among the Company, as issuer, U.S. Bank Trust Company, National Association, as Collateral Agent for the Notes and U.S. Bank Trust Company, National Association, as collateral agent for the Convertible Notes.
10.3*	Form of Security Agreement, dated August 8, 2024, among the Company, as issuer, subsidiaries of the Company, as guarantors, and U.S. Bank Trust Company, National Association, as Collateral Agent.
10.4	Form of Patent Security Agreement, dated August 8, 2024, by the Company, as pledgor, in favor of U.S. Bank Trust Company, National Association, as collateral agent (included as Exhibit 3 to Exhibit 10.3).
10.5	Form of Trademark Security Agreement, dated August 8, 2024, by the Company, as pledgor, in favor of U.S. Bank Trust Company, National Association, as collateral agent (included as Exhibit 4 to Exhibit 10.3).
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

*	Certain exhibits, schedules and annexes to this exhibit have been omitted pursuant to Item 601(a)(5) of Regulation S-K. The Company agrees to furnish supplementally a copy of any omitted exhibits, schedules or annexes to the SEC upon its request.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ACCELERATE DIAGNOSTICS, INC.
(Registrant)

Date: August 8, 2024	/s/ David Patience
David Patience
Chief Financial Officer